UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

PINGTAN MARINE ENTERPRISE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC	350001
(Address of principal executive offices)	(Zip Code)

86-10-6569-3988

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	PME	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 30, 2020, Pingtan Marine Enterprise Ltd. (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that the bid price for the Company’s ordinary shares (the “Ordinary Shares”) for the last 30 consecutive business days had closed below the minimum $1.00 per share required for continued listing under Nasdaq Listing Rule 5550(a)(2). The Notice has no immediate effect on the listing of the Ordinary Shares, and they will continue to trade on the Nasdaq Capital Market under the symbol “PME.”

The Company has a 180-calendar day period following the Notice to regain compliance. However, due to recent market conditions, on April 16, 2020, Nasdaq filed an immediately effective rule change with the Securities and Exchange Commission resulting in the compliance periods for various price-based continued listing requirements being tolled through June 30, 2020. As a result, the Company has until December 28, 2020 to regain compliance, which is 180 calendar days from July 1, 2020 (the “Compliance Period”).

To regain compliance, the closing bid price of the Ordinary Shares must be at least $1.00 per share for a minimum of 10 consecutive days prior to the expiration of the Compliance Period, and in such case, Nasdaq will provide the Company with written confirmation of compliance. If the Company does not regain compliance prior to the expiration of the Compliance Period, the Company may be eligible for a second 180 day compliance period, provided that, on such date, the Company meets the continued listing requirement for market value of publicly held shares and all other applicable initial listing requirements for the Nasdaq Capital Market (other than the minimum closing bid price requirement) and the Company provides written notice to Nasdaq of its intention to cure the deficiency and plans for curing the deficiency during the second compliance period.

The Company intends to take all reasonable measures available to the Company to regain compliance under the Nasdaq Listing Rules and to maintain the listing of its Ordinary Shares on the Nasdaq Capital Market. However, there can be no assurance that the Company will be able to regain compliance or that Nasdaq will grant the Company a further extension of time to regain compliance, if necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020

Pingtan Marine Enterprise Ltd.

By:	/s/ LiMing Yung
Name: Title:	LiMing Yung Chief Financial Officer

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